BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JANUARY 14, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2018, AS SUPPLEMENTED

FRONTIER MID CAP GROWTH PORTFOLIO

Ravi Dabas serves as a Portfolio Manager of Frontier Mid Cap Growth Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. In the section entitled “Appendix C – Portfolio Managers,” the information pertaining to the Portfolio is amended to reflect that Ravi Dabas serves as a Portfolio Manager of the Portfolio. As of January 1, 2019, Ravi Dabas beneficially owned no equity securities of the Portfolio. The following changes are made to the statement of additional information of the Portfolio.

The Other Accounts Managed table in Appendix C with respect to the Portfolio is supplemented with the following information:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ravi Dabas,[1]	Registered Investment Companies	3	$3,627,325,730	1	$1,655,708,028
Frontier Mid Cap Growth Portfolio	Other Pooled Investment Vehicles	1	$146,488,962	0	N/A
	Other Accounts	32	$1,429,181,759	0	N/A

[1]	Other Accounts Managed information is as of January 1, 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE